Aberdeen Funds: Summary Prospectus

Aberdeen Asia-Pacific Smaller Companies Fund

February 29, 2016

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/literatureequity. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeen-asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 29, 2016, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2015, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: APCAX  Class C: APCCX  Class R: APCRX  Institutional Class: APCIX  Institutional Service Class: APCSX

Objective

The Aberdeen Asia-Pacific Smaller Companies Fund (the "Asia-Pacific Smaller Companies Fund" or the "Fund") seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Asia-Pacific Smaller Companies Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Investing with Aberdeen Funds: Choosing a Share Class — Reduction and Waiver of Class A Sales Charges" section on page 200 of the Fund's prospectus and in the "Additional Information on Purchases and Sales — Waiver of Class A Sales Charges" and "Reduction of Sales Charges" sections on pages 154-156 of the Fund's Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%[1]	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%	1.30%	1.30%	1.30%	1.30%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses[2]	1.25%	1.14%	1.10%	1.11%	1.10%
Total Annual Fund Operating Expenses	2.80%	3.44%	2.90%	2.41%	2.40%
Less: Amount of Fee Limitations/Expense Reimbursements[3]	0.90%	0.94%	0.90%	0.91%	0.90%
Total Annual Fund Operating Expenses After Fee Limitations/ Expense Reimbursements	1.90%	2.50%	2.00%	1.50%	1.50%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  Other Expenses have been restated to reflect current fees.

3  Aberdeen Funds (the "Trust") and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 1.50% for all Classes of the Fund. This contractual limitation may not be terminated before February 28, 2017 without the approval of the Board of Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid.

  Aberdeen Asia-Pacific Smaller Companies Fund: Summary Prospectus as of February 29, 2016  01

Example

This Example is intended to help you compare the cost of investing in the Asia-Pacific Smaller Companies Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Asia-Pacific Smaller Companies Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$757	$1,313	$1,894	$3,462
Class C shares	$353	$969	$1,708	$3,658
Class R shares	$203	$813	$1,449	$3,159
Institutional Class shares	$153	$665	$1,203	$2,677
Institutional Service Class shares	$153	$662	$1,199	$2,668

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$253	$969	$1,708	$3,658

Portfolio Turnover

The Asia-Pacific Smaller Companies Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4.10% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Asia-Pacific Smaller Companies Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of Smaller Companies of Asia-Pacific (excluding Japan) companies. The "Asia-Pacific Region" includes, among other countries, Sri Lanka, Bangladesh, Pakistan, South Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand, Indonesia, Australia, New Zealand, Philippines and India. Based on current market conditions, the Fund considers "Smaller Companies" to be companies that have market capitalizations below $5 billion at the time of purchase; however, this number may fluctuate due to market conditions. Some companies may outgrow the definition of Smaller Companies after the Fund has purchased their securities. These companies will continue to be considered Smaller Companies for purposes of the Fund's minimum 80% allocation to Smaller Companies.

A company is generally considered to be an Asia-Pacific (excluding Japan) company if Fund management determines that the company meets one or more of the following criteria: the company

•  is organized under the laws of, or has its principal office in a country in the Asia-Pacific region (excluding Japan);

•  has its principal securities trading market in a country in the Asia-Pacific region (excluding Japan);

•  alone or on a consolidated basis derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country in the Asia-Pacific region (excluding Japan); and/or

•  issues securities denominated in the currency of a country in the Asia-Pacific region (excluding Japan).

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Asia-Pacific Smaller Companies Fund.

The portion of the Fund's assets not invested in equity securities of Asia-Pacific Smaller Companies may be, but is not required to be, invested in equity securities of companies that the Adviser and Subadviser expect will reflect developments in the Asia-Pacific (ex-Japan) region. While the Fund intends to invest in a number of different countries, at times the Fund may invest a significant part of its assets in a single country. The Fund may invest without limit in emerging market countries. The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund invests primarily in common stock, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts.

Principal Risks

The Asia-Pacific Smaller Companies Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Country/Regional Focus Risk — Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

02  Aberdeen Asia-Pacific Smaller Companies Fund: Summary Prospectus as of February 29, 2016

Asia-Pacific Region. The Asia-Pacific region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania. Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability, as described below under "— Asian Risk."

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. The Fund may be more volatile than a fund which is broadly diversified geographically.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Securities Selection Risk — The investment team may select securities that underperform the relevant stock markets or other funds with similar investment objectives and strategies.

Small-Cap Securities Risk — Stocks of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Asia-Pacific Smaller Companies Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The returns in the table reflect the maximum sales charge for Class A. The returns in the bar chart do not reflect sales loads or account fees. If these amounts were reflected, returns would be less than those shown. The table compares the Fund's average annual total returns to the returns of the MSCI AC Asia Pacific ex Japan Small Cap Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns–Class A Shares (Years Ended Dec. 31)

Highest Return: 17.76% –1st quarter 2012
Lowest Return: -15.20% – 3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

  Aberdeen Asia-Pacific Smaller Companies Fund: Summary Prospectus as of February 29, 2016  03

Average Annual Total Returns as of December 31, 2015

	1 Year	Since Inception (June 28, 2011)
Class A shares–Before Taxes	-20.41%	-1.35%
Class A shares–After Taxes on Distributions	-21.16%	-3.00%
Class A shares–After Taxes on Distributions and Sales of Shares	-11.53%	-1.22%
Class C shares–Before Taxes	-16.87%	-0.75%
Class R shares–Before Taxes	-15.40%	-0.36%
Institutional Service Class shares–Before Taxes	-15.12%	0.50%
Institutional Class shares–Before Taxes	-15.10%	0.28%
MSCI AC Asia Pacific ex Japan Small Cap Index (reflects no deduction for fees, expenses or taxes)	-3.64%	-0.66%

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the Asia-Pacific Smaller Companies Fund's investment adviser and Aberdeen Asset Management Asia Limited (the "Subadviser") serves as the Fund's subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Hugh Young	Managing Director	Inception
Flavia Cheong, CFA®	Head of Equities–Asia Pacific ex Japan	Inception
Adrian Lim, CFA®	Senior Investment Manager	Inception
Christopher Wong, CFA®	Senior Investment Manager	Inception

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A and Class C Shares
To open an account To open an IRA account Additional investments To start an Automatic Investment Plan Additional Investments (Automatic Investment Plan)	$1,000 $1,000 $50 $1,000 $50
Class R Shares
To open an account Additional investments	No Minimum No Minimum
Institutional Class Shares
To open an account Additional investments	$1,000,000 No Minimum
Institutional Service Class Shares
To open an account Additional investments	$1,000,000 No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), and generally do not apply to retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to apply or waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

04  Aberdeen Asia-Pacific Smaller Companies Fund: Summary Prospectus as of February 29, 2016

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